Al Frank Dividend Value Fund
A series of Advisors Series Trust

September 14, 2004

Supplement to the Prospectus
and Statement of Additional Information
each dated September 14, 2004

SUBSCRIPTION PERIOD

The distributor for the Al Frank Dividend Value Fund is soliciting orders to purchase shares of the Fund during an initial offering period until September 30, 2004 (the "Subscription Period").

Orders received during the Subscription Period will not be processed before commencement of operations, currently scheduled for September 30, 2004, ("Commencement Date"). On the Commencement Date, regardless of how long the Subscription Period lasts, your order will be processed for the amount received and priced at the Fund’s initial net asset value of $10.00 per share.

Orders to purchase shares of the Fund that are accompanied by payment and that are received before the Commencement Date, will be deemed orders to purchase shares of the Fund as of the Commencement Date. Such orders will be processed and priced at the initial offering price of $10.00 per share on the Commencement Date. Prior to the Commencement Date, orders will not be processed by the Fund’s transfer agent and may be returned (and the subscription order cancelled) if requested by way of a cancellation order received prior to the Commencement Date.

In order to obtain the initial offering price of $10.00 per share, an order, accompanied by payment, must be received no later than 4:00 p.m. Eastern Time, on September 30, 2004. Please send a check along with your completed subscription offer application to the following address:

Regular Mail Al Frank Dividend Value Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Overnight Delivery Al Frank Dividend Value Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, Third Floor Milwaukee, Wisconsin 53202

Alternatively, to place an order by wire, please call 1-888-263-6443 to obtain instructions about making an order to purchase shares of the Fund.

There can be no guarantee that the Fund’s net asset value after the close of the Subscription Period will be more than $10.00 per share. Shares of the Fund will not be available to the public prior to the Fund’s Commencement Date except through these subscription offers. Beginning on the Commencement Date, shares of the Fund will be available as described in the Prospectus dated September 14, 2004.

Please retain this Supplement with your Prospectus for future reference.